PROSPECTUS

May 1, 2006

(as supplemented

May 23, 2006)

MANAGERS FUNDS

•	Managers Value Fund

•	Managers Capital Appreciation Fund

•	Managers Small Company Fund

•	Managers Special Equity Fund

•	Managers International Equity Fund

•	Managers Emerging Markets Fund

•	Managers Bond Fund

•	Managers Global Bond Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Founded in 1983, Managers Funds offers individual and institutional investors the experience and discipline of some of the world’s most highly regarded investment professionals.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers Value Fund, Managers Capital Appreciation Fund, Managers Small Company Fund, Managers Special Equity Fund (Managers Class shares), Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Bond Fund or Managers Global Bond Fund (each a “Fund” and collectively the “Funds”), each a series of The Managers Funds (the “Trust”). Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

Fund	Goal	Principal Strategies	Principal Risk Factors
Managers Value Fund	Long-term capital appreciation through a diversified portfolio of equity securities; income is the secondary objective

Invests principally in common and preferred stocks of medium and large U.S. companies; “medium companies” and “large companies” are companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index; as of December 31, 2005, the capitalization range of companies included in the S&P 500 Index was between $778 million and $370.3 billion

Seeks undervalued investments

Economic Risk Management Risk Market Risk Mid-Capitalization Stock Risk Price Risk Sector Risk Value Stock Risk

Managers Capital Appreciation Fund	Long-term capital appreciation through a diversified portfolio of equity securities; income is the secondary objective

Invests principally in common and preferred stocks of medium and large U.S. companies; “medium companies” and “large companies” are companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index; as of December 31, 2005, the capitalization range of companies included in the S&P 500 Index was between $778 million and $370.3 billion

Seeks investments in companies with the potential for long-term growth of earnings and/or cash flow as well as companies expected to exhibit rapid growth over shorter periods

Economic Risk Growth Stock Risk Management Risk Market Risk Mid-Capitalization Stock Risk Price Risk Sector Risk

Managers Investment Group	1

Key Information	Risk/Return Summary

Fund	Goal	Principal Strategies	Principal Risk Factors
Managers Small Company Fund	Long-term capital appreciation by investing in equity securities of small companies

Invests principally in common and preferred stocks of small companies

Invests at least 80% of its net assets, plus the amount of any borrowings for investment pur-poses, in small companies; “small companies” are companies with capitalizations that at the time of purchase are less than $2.5 billion

Seeks investments with the potential for long-tern capital appreciation as a result of earnings growth or improvements in equity valuation

Liquidity Risk Management Risk Market Risk Price Risk Small-Capitalization Stock Risk

Managers Special Equity Fund	Long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies

Invests principally in common and preferred stocks of small and medium companies; “small companies” are companies with capitalizations that at the time of purchase are less than $2.5 billion and “medium companies” are companies that at the time of purchase are between $1 billion and $12 billion

Historically has invested substantially all of its assets in securities of small companies

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and pre-ferred stocks)

Seeks investments with the potential for capital appreciation as a result of earnings growth or improvements in equity valuation

Liquidity Risk Management Risk Market Risk Mid-Capitalization Stock Risk Price Risk Small-Capitalization Stock Risk

Managers International Equity Fund	Long-term capital appreciation through a diversified portfolio of equity securities of non-U.S. companies; income is the secondary objective

Invests at least 65% of its assets in common and preferred stocks of non-U.S. companies of any size

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks)

Invests primarily in developed countries, but may invest in emerging markets

Seeks to achieve returns from capital appreciation due to improvements in equity valuation and earnings growth

Currency Risk Economic Risk Foreign Securities Risk Liquidity Risk Management Risk Market Risk Mid-Capitalization Stock Risk Political Risk Small-Capitalization Stock Risk

2	Managers Investment Group

Risk/Return Summary	Key Information

Fund	Goal	Principal Strategies	Principal Risk Factors
Managers Emerging Markets Equity Fund	Long-term capital appreciation through a diversified portfolio of equity securities of companies located in developing countries and emerging markets

Invests 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks) of companies in emerging markets and developing countries

Invests in companies of any size

Seeks to achieve returns from capital appreciation due to improvements in equity valuation and earnings growth

Currency Risk Economic Risk Emerging Markets Risk Foreign Securities Risk Liquidity Risk Management Risk Market Risk Mid-Capitalization Stock Risk Political Risk Small-Capitalization Stock Risk

Managers Bond Fund	High level of current income from a diversified portfolio of fixed-income securities

Invests principally in investment grade debt securities of any maturity

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities)

Seeks to achieve incremental return through analysis of relative credit and valuation of debt securities

Credit Risk Economic Risk Foreign Securities Risk Interest Rate Risk Liquidity Risk Management Risk Prepayment Risk Reinvestment Risk

Managers Global Bond Fund	Income and capital appreciation through a portfolio of foreign and domestic fixed-income securities

Invests principally in investment grade debt securities of U.S. and foreign government, corporate and supranational organizations (such as the World Bank) of any maturity

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities)

May invest in companies in emerging markets

Typically invests in at least 7 countries, including the United States, under normal conditions

Seeks to achieve incremental return through credit analysis and anticipation of changes in interest rates within and among various countries

Credit Risk

Currency Risk

Economic Risk

Emerging Markets Risk

Foreign Securities Risk

Interest Rate Risk

Liquidity Risk

Management Risk

Non-Diversified Fund Risk

Political Risk

Prepayment Risk

Reinvestment Risk

Managers Investment Group	3

Key Information	Risk/Return Summary

PRINCIPAL RISK FACTORS

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Funds.

Credit Risk

The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody’s Investors Services, Inc. and Standard & Poor’s Corporation. Even if the likelihood of default is remote, changes in the perception of an institution’s financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings. Securities rated below investment grade are especially susceptible to this risk.

Currency Risk

The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Economic Risk

The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Emerging Markets Risk

Investments in emerging markets securities involve all of the risks of investments in foreign securities (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

Foreign Securities Risk

Investments in securities of foreign issuers, (including those denominated in U.S. dollars), whether directly or indirectly in the form of American Depositary Receipts or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. Different accounting, corporate governance, regulatory and market systems may cause foreign securities to be more volatile. There may be limited information available to investors and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. The value of foreign securities may be adversely affected by changes in the political or

4	Managers Investment Group

Risk/Return Summary	Key Information

social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

Growth Stock Risk

Growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If such expectations are not met, or if expectations are lowered, the prices of the securities will drop. In addition, growth stocks tend to be more sensitive than other stocks to increases in interest rates, which will generally cause the prices of growth stocks to fall. To the extent that a Fund invests in those kinds of stocks, it will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Fund may underperform other stock funds (such as value funds) when stocks of growth companies are out of favor.

Interest Rate Risk

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities of companies with small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor investment selection will cause a Fund to underperform other funds with similar objectives. The success of a Fund’s investment strategy depends significantly on the skill of that Fund’s Subadvisor in assessing the potential of the investments in which the Fund can invest. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Market Risk

The risks generally of investing in stocks are commonly referred to as “market risk.” Market risk includes the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Despite unique influences on individual companies, stock prices, in general, rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund’s portfolio of investments is also likely to decrease in value. The increase or decrease in the value of a Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Mid-Capitalization Stock Risk

Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in mid-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Non-Diversified Fund Risk

A Fund that is “non-diversified” can invest more of its assets in a single issuer than that of a diversified fund. To the extent that a Fund invests significant portions of the portfolio

Managers Investment Group	5

Key Information	Risk/Return Summary

in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Political Risk

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Prepayment Risk

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage-related securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Price Risk

As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Reinvestment Risk

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk. Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Sector Risk

Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. Although a Fund may not concentrate in any one industry, each Fund may invest without limitation in any one sector. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

Small-Capitalization Stock Risk

Small-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies may underperform other stock funds (such as medium and large-company stock funds) when stocks of small capitalization companies are out of favor.

Value Stock Risk

“Value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, a Fund that focuses investments on value stocks may underperform other stock funds (such as growth stock funds) when value stocks are out of favor.

In addition to the investment strategies described in this Prospectus, the Funds may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information (“SAI”).

6	Managers Investment Group

Risk/Return Summary	Performance Summary

PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing each Fund’s year-by-year total returns and how the annual performance of the Funds has varied over the past ten years (or since the Fund’s inception). Each bar chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results. Where applicable, the performance information reflects the impact of a Fund’s contractual expense limitation. If Managers Investment Group LLC (the “Investment Manager”) had not agreed to limit expenses, returns would have been lower.

Managers Value Fund

Annual Total Returns—Last Ten Calendar Years

Best Quarter: 16.62% (2nd Quarter 2003)

Worst Quarter: -20.58% (3rd Quarter 2002)

Managers Capital Appreciation Fund

Annual Total Returns—Last Ten Calendar Years

Best Quarter: 58.42% (4th Quarter 1999)

Worst Quarter: -25.80% (1st Quarter 2001)

Managers Investment Group	7

Performance Summary	Risk/Return Summary

Managers Small Company Fund

Annual Total Returns—Last Five Full Calendar Years Since Inception*

Best Quarter: 18.83% (2nd Quarter 2003)

Worst Quarter: -20.91% (3rd Quarter 2001)

*	Inception date was June 19, 2000

Managers Special Equity Fund—Managers Class

Annual Total Returns—Last Ten Calendar Years

Best Quarter: 35.91% (4th Quarter 1999)

Worst Quarter: -23.74% (3rd Quarter 2001)

8	Managers Investment Group

Risk/Return Summary	Performance Summary

Managers International Equity Fund

Annual Total Returns—Last Ten Calendar Years

Best Quarter: 18.12% (2nd Quarter 2003)

Worst Quarter: -20.08% (3rd Quarter 2002)

Managers Emerging Markets Equity Fund

Annual Total Returns—Last Seven Full Calendar Years Since Inception*

Best Quarter: 43.66% (4th Quarter 1999)

Worst Quarter: -25.08% (3rd Quarter 2001)

*	Inception date was February 9, 1998

Managers Investment Group	9

Performance Summary	Risk/Return Summary

Managers Bond Fund

Annual Total Returns—Last Ten Calendar Years

Best Quarter: 6.26% (4th Quarter 1996)

Worst Quarter: -3.57% (1st Quarter 1996)

Managers Global Bond Fund

Annual Total Returns—Last Ten Calendar Years

Best Quarter: 9.59% (2nd Quarter 2002)

Worst Quarter: -5.54% (1st Quarter 1999)

10	Managers Investment Group

Risk/Return Summary	Performance Summary

The following table illustrates the risks of investing in the Funds by showing how each Fund’s performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index and, where applicable, reflects the impact of a Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. A description of the indices is included in Appendix A. As always, the past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns1

(as of 12/31/05)

	1 Year	5 Years	10 Years	Since Inception
Managers Value Fund (inception date: 10/31/84)
Return Before Taxes	5.53%	3.73%	8.61%	11.60%
Return After Taxes on Distributions	3.50%	3.00%	6.40%	9.56%
Return After Taxes on Distributions and Sale of Fund Shares	5.57%	2.97%	6.44%	9.41%
S&P 500 Index[2] (before taxes)	4.91%	0.54%	9.07%	12.78%

Managers Capital Appreciation Fund (inception date: 6/1/84)
Return Before Taxes	3.85%	-8.26%	7.54%	11.75%
Return After Taxes on Distributions	3.85%	-8.26%	5.33%	9.84%
Return After Taxes on Distributions and Sale of Fund Shares	2.50%	-6.83%	5.48%	9.67%
S&P 500 Index[2] (before taxes)	4.91%	0.54%	9.07%	13.04%

Managers Small Company Fund (inception date: 6/19/00)
Return Before Taxes	4.63%	3.13%	—	1.47%
Return After Taxes on Distributions	4.63%	3.13%	—	1.47%
Return After Taxes on Distributions and Sale of Fund Shares	3.01%	2.69%	—	1.25%
Russell 2000 Growth Index[2] (before taxes)	4.55%	8.22%	9.26%	6.02%

Managers Special Equity Fund – Managers Class (inception date: 6/1/84)
Return Before Taxes	4.00%	4.13%	11.08%	13.56%
Return After Taxes on Distributions	2.80%	3.89%	10.11%	12.46%
Return After Taxes on Distributions and Sale of Fund Shares	4.21%	3.55%	9.40%	11.94%
Russell 2000 Growth Index[2] (before taxes)	4.55%	8.22%	9.26%	11.08%

Managers International Equity Fund (inception date: 12/31/85)
Return Before Taxes	15.30%	2.46%	6.37%	10.34%
Return After Taxes on Distributions	14.93%	2.19%	5.45%	9.67%
Return After Taxes on Distributions and Sale of Fund Shares	9.94%	1.93%	5.09%	9.14%
MSCI EAFE Index[2,3] (before taxes)	13.54%	4.55%	5.84%	9.66%

Managers Investment Group	11

Performance Summary	Risk/Return Summary

	1 Year	5 Years	10 Years	Since Inception
Managers Emerging Markets Equity Fund (inception date: 2/9/98)
Return Before Taxes	32.53%	18.77%	—	12.59%
Return After Taxes on Distributions	30.32%	18.19%	—	11.77%
Return After Taxes on Distributions and Sale of Fund Shares	22.66%	16.44%	—	10.75%
MSCI Emerging Markets Index[2,4] ( before taxes)	34.54%	19.44%	6.98%	10.03%

Managers Bond Fund (inception date: 6/1/84)
Return Before Taxes	2.99%	7.71%	7.01%	9.60%
Return After Taxes on Distributions	0.91%	5.68%	4.56%	7.62%
Return After Taxes on Distributions and Sale of Fund Shares	1.60%	5.40%	4.49%	7.37%
Lehman Bros. Govt/Credit Index[2] ( before taxes)	2.37%	6.11%	6.17%	9.08%

Managers Global Bond Fund ( inception date: 3/25/94 )
Return Before Taxes	-4.94%	7.47%	4.70%	5.40%
Return After Taxes on Distributions	-6.40%	5.43%	2.78%	3.49%
Return After Taxes on Distributions and Sale of Fund Shares	-2.99%	5.31%	2.89%	3.51%
Lehman Bros. Global Aggregate Bond Index[2] ( before taxes)	-6.88%	6.92%	4.99%	N/A

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	Reflects no deduction for fees, expenses or taxes. See Appendix A.
[3]	Net dividends are reinvested.
[4]	Gross dividends are reinvested.

12	Managers Investment Group

Risk/Return Summary	Fees and Expenses

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (Global Bond Fund)*	1.00%
Redemption Fee (Emerging Markets Equity Fund and International Equity Fund Fund)*	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Expenses
Managers Value Fund[1,2,3]	0.75%	0.00%	0.44%	1.19%	None	1.19%
Managers Capital Appreciation Fund[1,2,3]	0.80%	0.00%	0.49%	1.29%	None	1.29%
Managers Small Company Fund[3,4]	0.90%	0.00%	0.55%	1.45%	None	1.45%
Managers Special Equity Fund— Managers Class[1]	0.90%	0.00%	0.55%	1.45%	N/A	1.45%
Managers International Equity Fund[1,2,3]	0.90%	0.00%	0.59%	1.49%	None	1.49%
Managers Emerging Markets Equity Fund[2,3]	1.15%	0.00%	0.60%	1.75%	None	1.75%
Managers Bond Fund[4]	0.625%	0.00%	0.39%	1.02%	(0.03)%	0.99%
Managers Global Bond Fund[4]	0.70%	0.00%	0.56%	1.26%	(0.07)%	1.19%

*	These redemption fees apply only to redemptions occurring within 60 days of purchase. See “Redemption Fees” below.
[1]	Certain Funds have entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, all the Funds may receive credits against their custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the following Funds incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2005 in amounts less than the amounts shown above. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2005 for the Funds were as follows: Value Fund – 1.18%, Capital Appreciation Fund –1.28%, Special Equity Fund – 1.40% and International Equity Fund – 1.47%.
[2]	The Investment Manager has contractually agreed through May 1, 2007 to waive management fees as may be necessary to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to the Net Expenses listed above (in the case of the International Equity Fund and the Emerging Markets Equity Fund, to 1.55% and 1.79%, respectively), subject to later reimbursement by the Fund in certain circumstances, provided that the amount of management fees waived will not exceed 0.25% of the Fund’s average net assets. Because the Investment Manager’s obligation to waive its management fees is limited to 0.25% of the Fund’s average net assets, it is possible that the Fund’s Total Annual Fund Operating Expenses could exceed the Net Expenses listed above in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund’s contractual expense limitation, each Fund is obligated to repay the Investment Manager such amounts waived or paid to the extent that such repayment would not cause a Fund’s Total Annual Fund Operating Expenses to exceed its contractual expense limitation amount.

Managers Investment Group	13

Fees and Expenses	Risk/Return Summary

[3]	In earlier periods, the Investment Manager contractually agreed to waive management fees as necessary so as to limit total operating expenses to certain percentages. These subsidies were subject to a Fund’s obligation to repay the Investment Manager in future years, if any, when the Fund’s expenses fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Fund is not obligated to repay such expenses for more than three years after the time of any waiver or payment pursuant to the Fund’s contractual expense limitation. The Total Annual Fund Operating Expenses shown above include amounts charged to the Fund for such deferred expenses. For the fiscal year ended December 31, 2005, these amounts were 0.05%, 0.07%, 0.04%, 0.07% and 0.03% for the Value Fund, Capital Appreciation Fund, Small Company Fund, International Equity Fund and Emerging Markets Equity Fund, respectively.
[4]	The Investment Manager has contractually agreed through May 1, 2007 to waive management fees as may be necessary to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage and extraordinary items) to the Net Expenses listed above, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund’s contractual expense limitation, each Fund is obligated to repay the Investment Manager such amounts waived or paid to the extent that such repayment would not cause a Fund’s Total Annual Fund Operating Expenses to exceed its contractual expense limitation amount.

Example

This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Managers Value Fund	$121	$378	$654	$1,443
Managers Capital Appreciation Fund	$131	$409	$708	$1,556
Managers Small Company Fund	$148	$459	$792	$1,735
Managers Special Equity Fund—Managers Class	$148	$459	$792	$1,735
Managers International Equity Fund	$359	$471	$813	$1,779
Managers Emerging Markets Equity Fund	$384	$551	$949	$2,062
Managers Bond Fund	$101	$322	$560	$1,245
Managers Global Bond Fund	$225	$393	$685	$1,516

Where applicable, the Example reflects the impact of a Fund’s contractual expense limitation through May 1, 2007. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

14	Managers Investment Group

Summary of the Funds

SUMMARY OF THE FUNDS

Fund Management

Each Fund is a series of the Trust. The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

Managers Investment Group LLC (the “Investment Manager”), located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as the investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more Subadvisors to manage each Fund’s investment portfolio. It also allocates assets to the Subadvisors based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external Subadvisors and, when appropriate, researches any potential new Subadvisors for the fund family. The Securities and Exchange Commission (“SEC”) has given the Funds an exemptive order permitting them to hire new unaffiliated Subadvisors without prior shareholder approval, but subject to notification within 90 days of the hiring of such a Subadvisor. The Investment Manager also exercises investment discretion over the cash reserves segment of each Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor. MDI receives no compensation from the Funds for its services as distributor. The Investment Manager or MDI may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

The Investment Manager also provides administrative services to the Funds, including: (i) supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date; (ii) supervising the preparation and filing of documents as required by state and federal regulatory agencies; and (iii) management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives administrative service fees of 0.25%, (0.20% in the case of the Managers Global Bond) annually of each Fund’s average daily net assets. These administrative services fees are included under “Other Expenses” in the Annual Fund Operating Expenses table.

More information on each Fund’s investment strategies and holdings can be found in the current SAI.

Investment Objectives

Each Fund’s investment objective may be changed without shareholder approval.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI, which is available on the Funds’ website at www.managersinvest.com.

What am I investing in?

You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

Managers Investment Group	15

Summary of the Funds

MANAGERS VALUE FUND

FUND FACTS

Objective:

Long-term capital appreciation; income is the secondary objective

Investment Focus:

Equity securities of medium and large U.S. companies

Benchmark:

S&P 500 Index

Ticker:

MGIEX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2005, the range of market capitalizations for the S&P 500 Index was $778 million to $370.3 billion.

The Fund’s assets currently are allocated between two Subadvisors, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One Subadvisor utilizes a dividend yield oriented value approach whereby it principally selects securities from among those that yield more than the S&P 500 Index. The other Subadvisor invests in stocks with low price-to-earnings and price-to-cash flow ratios while using in-depth bottom-up analysis to identify financially strong, well-managed companies. It examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. Both Subadvisors expect to generate returns from dividend income as well as capital appreciation as a result of improvements to the valuations of the stocks such as, among other things, increases in the price to earnings ratio. Growth in earnings and dividends may also drive the price of stocks higher. A stock is typically sold if the Subadvisor believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisors do not ordinarily involve trading securities for short-term profits, any Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through medium- to large-capitalization equities in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

16	Managers Investment Group

Summary of the Funds	Managers Value Fund

Portfolio Management of the Fund

Armstrong Shaw Associates Inc. (“Armstrong Shaw”) and Osprey Partners Investment Management, LLC (“Osprey Partners”) each manage a portion of the Fund.

Armstrong Shaw has managed a portion of the Fund since March 2000. Armstrong Shaw, located at 45 Grove Street, New Canaan, Connecticut, was founded in 1984. As of December 31, 2005, Armstrong Shaw had assets under management of approximately $8.1 billion. Jeffrey Shaw is the lead portfolio manager primarily responsible for day-to-day management of the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and Chief Investment Officer of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

Osprey Partners has managed a portion of the Fund since September 2001. Osprey Partners, located at 1040 Broad Street, Shrewsbury, New Jersey, was founded in 1998. As of December 31, 2005, Osprey Partners had assets under management of approximately $2.2 billion. John W. Liang and Russell S. Tompkins are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Osprey Partners. Mr. Liang is a Managing Partner, the Chief Investment Officer and Portfolio Manager of Osprey Partners, positions he has held since 1998. From 1989 to 1998, he was a Managing Director and a portfolio manager at Fox Asset Management. Mr. Tompkins is a Managing Partner, the Chief Operating Officer and Portfolio Manager of Osprey Partners, positions he has held since 1998.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.75% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Armstrong Shaw and Osprey Partners.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreements between the Investment Manager and the Fund’s Subadvisors is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

Managers Investment Group	17

Summary of the Funds

MANAGERS CAPITAL APPRECIATION FUND

FUND FACTS

Objective:

Long-term capital appreciation; income is the secondary objective

Investment Focus:

Equity securities of medium and large U.S. companies

Benchmark:

S&P 500 Index

Ticker:

MGCAX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities. Income is the Fund’s secondary objective.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in common and preferred stocks of U.S. companies. The Fund generally invests in medium and large companies, that is, companies with capitalizations that are within the range of capitalizations of companies represented in the S&P 500 Index. As of December 31, 2005, the range of market capitalizations for the S&P 500 Index was $778 million to $370.3 billion.

The Fund’s assets currently are managed by a single Subadvisor. The Subadvisor emphasizes a growth approach to investing, that is, it selects stocks of companies that it believes can generate strong growth in earnings and/or cash flow. The Subadvisor typically, though not exclusively, attempts to identify companies with above-average products and services and the ability to generate and sustain growth in earnings and/or cash flow over longer periods. It examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The Subadvisor expects to generate returns from capital appreciation due to both earnings growth and an improvement in the market’s valuation of that stock. A stock is typically sold if the Subadvisor believes that the current stock price is not supported by its expectations regarding the company’s future growth potential.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisor do not ordinarily involve trading securities for short-term profits, the Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for some additional returns through medium- to large-capitalization equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

18	Managers Investment Group

Summary of the Funds	Managers Capital Appreciation Fund

Portfolio Management of the Fund

Essex Investment Management Company, LLC (“Essex”) manages the entire Fund and has managed a portion of the Fund since March 1997. Essex, located at 125 High Street, Boston, Massachusetts, was founded in 1976. AMG owns a majority interest in Essex. As of December 31, 2005, Essex had assets under management of approximately $4 billion. David Goss is primarily responsible for the day-to-day management of the Fund. Mr. Goss is a Vice President of, and a portfolio manager for, Essex, positions he has held since 2004. He was a portfolio manager for Alliance Capital Management, L.P. from 1999 to 2004 and has been a senior vice president of and portfolio manager for Essex since 2004.

Additional information regarding other accounts managed by the portfolio manager, his compensation, and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.80% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Essex.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and the Fund’s Subadvisor is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

Managers Investment Group	19

Summary of the Funds

MANAGERS SMALL COMPANY FUND

FUND FACTS

Objective:

Long-term capital appreciation

Investment Focus:

Equity securities of small companies

Benchmark:

Russell 2000 Index

Ticker:

MSCFX

Objective

The Fund’s objective is to achieve long-term capital appreciation by investing in equity securities of small companies.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of small companies with the potential for long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small companies. This policy may be changed only upon 60 days’ written notice to shareholders. The term “small companies” refers to companies with capitalizations that at the time of purchase are less than $2.5 billion. The Fund may retain securities that it already has purchased even if the specific company outgrows the Fund’s capitalization limits.

The Fund’s assets currently are allocated between two Subadvisors, each acting independently of the other and using its own methodology to select portfolio investments. One Subadvisor focuses exclusively on stocks of small companies whose businesses are expanding. The Subadvisor seeks to identify companies expected to exhibit rapid earnings growth and to invest in healthy, growing businesses whose stocks are selling at valuations less than should be expected. The Subadvisor examines the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The Subadvisor, thus, expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. The other Subadvisor seeks to generate risk adjusted returns by building portfolios of businesses with attractive risk/reward profiles without running a high degree of capital risk. In analyzing investments, the Subadvisor considers the management quality, business evaluation, financial strength and other external factors. The Subadvisor identifies businesses that it believes are worthy of long-term investment and seeks to construct a diversified portfolio across attractive sectors, limit individual holding sizes, and follow a strict sell discipline with low relative portfolio turnover. A stock is typically sold if the Subadvisor believes that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisors do not ordinarily involve trading securities for short-term profits, a Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through small company equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

20	Managers Investment Group

Summary of the Funds	Managers Small Company Fund

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Management of the Fund

Kalmar Investment Advisers, Inc. (“Kalmar”) and Epoch Investment Partners, Inc. (“Epoch”) each manage a portion of the Fund.

Epoch has managed a portion of the Fund since March 2006. Epoch, located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, had approximately $2.2 billion in assets under management as of December 31, 2005. The portfolio managers primarily responsible for the day-to-day management of the portion of the Fund managed by Epoch are William W. Priest, David N. Pearl, Joseph W. Donaldson and Michael A. Wehlhoelter.

Mr. Priest is the Chief Executive Officer, Chief Investment Officer and co-founder of Epoch. Prior to co-founding Epoch in 2004, he was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC (“Steinberg Priest”) from March 2001 to April 2004. Prior to that time, he was Chairman, Managing Director and a Portfolio Manager at Credit Suisse Asset Management, LLC (“CSAM”) from May 2000 to March 2001; Chief Executive Officer, Chairman of the Management Committee, Managing Director and Portfolio Manager at CSAM from January 1998 to April 2000; and prior to that CEO and portfolio manager of predecessor BEA Associates from 1989 to 1998. Mr. Priest’s role with respect to the portion of the Fund managed by Epoch is overseeing strategy and risk management.

Mr. Pearl joined Epoch in April 2004 and is a Managing Director and Portfolio Manager. From June 2001 to April 2004, he was a Managing Director and Portfolio Manager at Steinberg Priest where he was responsible for both institutional and private client assets. From 1997 to June 2001, he held a similar portfolio management position at ING Furman Selz Asset Management. Mr. Pearl’s role with respect to the portion of the Fund managed by Epoch is to serve as lead portfolio manager.

Mr. Donaldson joined Epoch in September 2004 and is a Managing Director, Portfolio Manager and Analyst. From October 2001 to September 2004, he was a Managing Director, U.S. Equities, at Steinberg Priest where he functioned as a senior analyst with broad responsibility including expertise in both Business and Healthcare Services. From March 1998 to October 2001, he was a Senior Analyst at First Manhattan Company. Mr. Donaldson’s role with respect to the portion of the Fund managed by Epoch is to serve as associate portfolio manager and senior analyst.

Mr. Wehlhoelter joined Epoch in June 2005 and is Managing Director, Portfolio Manager and Head of Quantitative Research. From October 2001 to June 2005 he was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. From June 1997 to October 2001 he was at Credit Suisse Asset Management Group, where he was a portfolio manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. From May 1986 to June 1997 he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management.

Kalmar has managed a portion of the Fund since its inception in May 2000. Kalmar, located at Barley Mill House, 3701 Kennett Pike, Wilmington, Delaware, is a Delaware business trust formed in 1996 as a sister asset management organization to Kalmar Investments, Inc., which was founded in 1982. As of December 31, 2005, the two Kalmar organizations had assets under management totaling approximately $2.6 billion in small company stocks. Ford B. Draper, Jr., Dana Walker and Gregory Hartley are jointly and primarily responsible for the portion of the Fund managed by Kalmar, and unanimously agree on each security purchased for the Fund. Mr. Draper is the President and Chief Investment Officer of Kalmar, positions he has held since 1982. Mr. Walker has been a portfolio manager for Kalmar since 1986. Mr. Hartley has been a portfolio manager for Kalmar since 1993. Kalmar is 100% employee owned.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Kalmar and Epoch.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and Kalmar is available in the Fund’s Semi- Annual Report for the period ended June 30, 2005.

Managers Investment Group	21

Summary of the Funds

MANAGERS SPECIAL EQUITY FUND

FUND FACTS

Objective:

Long-term capital appreciation

Investment Focus:

Equity securities of small- and medium-sized U.S. companies

Benchmark:

Russell 2000 Index

Ticker:

MGSEX

Objective

The Fund’s objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-sized companies.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). This policy may only be changed upon 60 days’ written notice to shareholders. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of U.S. small-capitalization companies. Small capitalization companies are companies with capitalizations that at the time of purchase are less than $2.5 billion, and medium capitalization companies are companies with capitalizations that at the time of purchase are between $1 billion and $12 billion. The Fund may retain securities that it already has purchased even if the company outgrows the Fund’s capitalization limits.

The Fund’s assets are currently allocated among six Subadvisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Three Subadvisors utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and that are thus selling at valuations less than should be expected. The other three Subadvisors utilize a growth approach to investing whereby they seek to identify companies that are exhibiting rapid growth in their businesses. All six Subadvisors examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The Subadvisors, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the Subadvisors believe that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisors do not ordinarily involve trading securities for short-term profits, any Subadvisor may sell a security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

22	Managers Investment Group

Summary of the Funds	Managers Special Equity Fund

The Investment Manager may actively manage the Fund’s cash reserves to create temporary equity exposure (e.g., through the use of exchange-traded funds (ETFs) or index futures contracts or options on such futures contracts) until those balances are allocated to or invested by a Subadvisor or used for Fund transactions.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Management of the Fund

Donald Smith & Co., Inc. (“Donald Smith”), Kern Capital Management LLC (“Kern”), Skyline Asset Management, L.P. (“Skyline”), Smith Asset Management Group, LP (“Smith Group”), Veredus Asset Management Company, LLC (“Veredus”) and Westport Asset Management, Inc. (“Westport”) each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at 152 West 57th Street, 22nd Floor, New York, New York. As of December 31, 2005, Donald Smith had approximately $3.8 billion in assets under management. Donald G. Smith and Richard L. Greenberg are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Donald Smith. Mr. Smith has been the President of, and a portfolio manager for, Donald Smith since 1983. Mr. Greenberg has been a senior vice president of and portfolio manager for Donald Smith since 1981.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2005, Kern had assets under management of approximately $1.5 billion. Robert E. Kern, Jr. and David G. Kern are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Kern and are responsible for overall portfolio structure. Robert Kern is Managing Member, Chairman and CEO of, and Portfolio Manager for, Kern, positions he has held since Kern’s formation. He is also Senior Investment Manager responsible for researching and selecting investments in the technology (semiconductor), capital goods and service and consumer (restaurant) sectors. Prior to the formation of Kern, Robert Kern was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997. David Kern is President of, and Portfolio Manager for, Kern, positions he has held since 2002. He is also Senior Investment Manager responsible for researching and selecting investments in the healthcare, technology (software) and services and consumer (retail, leisure and entertainment) sectors. David Kern has held the position of Senior Investment Manager since 1997. Prior to co-founding Kern with Robert Kern, he was vice president at Founders Asset Management, where he was portfolio manager of the Founders Discovery Fund from 1995 to 1997.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. Skyline is owned by its senior management, AMG/Midwest Holdings, Inc., and AMG. The general partner of Skyline is AMG/Midwest Holdings, Inc. As of December 31, 2005, Skyline had assets under management of approximately $1.6 billion. Day-to-day management of the portion of the Fund managed by Skyline is divided among three investment and research

Managers Investment Group	23

Summary of the Funds

teams, each covering specific sectors of the small-cap universe. William F. Fiedler, Michael Maloney and Mark N. Odegard each lead one these three teams. Mr. Fiedler leads the team that covers consumer, healthcare and business services. Mr. Maloney leads the team that covers financial services, materials and processing, and utilities. He is also responsible for monitoring sector weightings and has final authority if the research teams cannot arrive at consensus regarding sector weightings. Mr. Odegard leads the team that covers autos and transportation, energy, producer durables and technology stocks.

Mr. Fiedler has had portfolio management responsibilities since 2001 and has been a limited partner of Skyline since 1999. Prior to the establishment of Skyline in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Maloney has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1995. Prior to the establishment of Skyline in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company. Mark N. Odegard has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1999. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co.

Smith Group has managed a portion of the Fund since May 2006. Smith Group, located at 100 Crescent Court, Suite 1150, Dallas, Texas, had approximately $4.3 billion in assets under management as of March 31, 2006. The portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by Smith Group is Stephen S. Smith. Mr. Smith is the founder of Smith Group. Since the firm’s founding in 1995, he has served as both chief executive officer and chief investment officer. He began his investment management career as a portfolio manager with Wachovia Bank in 1976. In 1983, he joined the predecessor to Bank of America, where he held a variety of investment management positions.

Veredus has managed a portion of the Fund since January 2005. Veredus, located at 6060 Dutchman’s Lane, Louisville, Kentucky, was founded in 1998. As of December 31, 2005, Veredus had assets under management of approximately $2.5 billion. B. Anthony Weber, Charles P. McCurdy, Jr. and Charles F. Mercer, Jr. are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Veredus.

Mr. Weber, the lead portfolio manager, is the President and Chief Investment Officer of Veredus, positions he has held since 1998. Mr. McCurdy is an Executive Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998. Mr. Mercer is a Portfolio Manager for Veredus, a position he has held since 1998.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2005, Westport had assets under management of approximately $3.6 billion. Andrew J. Knuth and Edmund H. Nicklin, Jr. are jointly and primarily responsible for the portion of the Fund managed by Westport. Mr. Knuth is the Chairman and Chief Investment Officer of Westport and has acted in that capacity for the firm since its formation. Mr. Nicklin is a Managing Director of Westport Advisers, LLC, an affiliated investment adviser, and a portfolio manager for Westport and has acted in those capacities for the firm since 1997. Prior to joining Westport, he had been a Portfolio Manager for Evergreen Funds since 1986.

The Investment Manager manages the cash reserves portion of the Fund. As of December 31, 2005, the Investment Manager had assets under management of approximately

24	Managers Investment Group

Summary of the Funds	Managers Special Equity Fund

$8.5 billion. Thomas G. Hoffman is primarily responsible for the day-to-day management of the Fund’s cash reserves. Mr. Hoffman is Chief Investment Officer and Executive Vice President of the Investment Manager and has held those positions since 2005. Previously, he was Director of Research from 1999 to 2004 and Senior Investment Analyst from 1994 to 1999 of the predecessor firm of the Investment Manager.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to the Fund’s Subadvisors.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreements between the Investment Manager and the Subadvisors is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

Managers Investment Group	25

Summary of the Funds

MANAGERS INTERNATIONAL EQUITY FUND

FUND FACTS

Objective:

Long-term capital appreciation; income is the secondary objective

Investment Focus:

Equity securities of non-U.S. companies

Benchmark:

MSCI EAFE Index

Ticker:

MGITX

Objective

The Fund’s objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of non-U.S. companies. Income is the Fund’s secondary objective.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). This policy may be changed only upon 60 days’ written notice to shareholders. Under normal market conditions, the Fund invests at least 65% of its total assets in common and preferred stocks of non-U.S. companies. The Fund may invest in companies of any size. The Fund primarily invests in securities of issuers in developed countries, but may also invest in countries designated by the World Bank or the United Nations to be a developing country or an emerging market.

The Fund’s assets currently are allocated among three Subadvisors, each of which acts independently of the other and uses its own methodology in selecting portfolio investments. One Subadvisor utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be fair value. The Subadvisor uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes. Another Subadvisor generally seeks to identify long-term investment themes which may affect the profitability of companies in particular industries, regions or countries. For example, the Subadvisor may identify broadbased, demographic trends, such as an increase in the average age of a region’s population, which may make investments in particular companies or industries particularly attractive. The third Subadvisor utilizes a growth approach to investing whereby it seeks to identify companies with improving fundamentals and accelerating earnings. Each Subadvisor examines the underlying businesses, financial statements, competitive environment, and company managements in order to assess the future profitability of each company. With the combination of these strategies, the Fund expects to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if a Subadvisor believes that the current stock price is higher than should be expected given the expectations for future profitability of the company, if the applicable investment theme has matured, or if the Subadvisor believes that the key drivers of earnings are generally recognized and discounted into the price of the security.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisors do not ordinarily involve trading securities for short-term profits, a Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through international equities in your investment portfolio

26	Managers Investment Group

Summary of the Funds	Managers International Equity Fund

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Management of the Fund

Lazard Asset Management LLC (“Lazard”), Bernstein Value Equities (“Bernstein”) and Wellington Management Company, LLP (“Wellington”) each manage a portion of the Fund.

Bernstein has managed a portion of the Fund since March 2002. Bernstein, located at 1345 Avenue of the Americas, New York, New York, is a unit of Alliance Berstein L.P., which was first organized in 1962. As of December 31, 2005, Alliance Berstein L.P. had approximately $578 billion in assets under management. Kevin F. Simms, Sharon E. Fay, Giulio Martini and Henry S. D’Auria are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Bernstein. Mr. Simms is a co-Chief Investment Officer of International Value Equities and Director of Research of Global Value Equities, positions he has held since 2003 and 2000, respectively. He has been with Bernstein since 1992. Ms. Fay is Executive Vice President and Chief Investment Officer of Global Value Equities, and has served in these positions since 2003. She joined Bernstein in 1990 as a research analyst. Mr. Martini is Chief Investment Officer of Currency & Quantitative Strategy, a position he has held since 2003. Prior to 2003, he worked as chief international economist on the international and global economic value equities team. Mr. D’Auria is Chief Investment Officer of Emerging Markets Value Equities and Co-chief Investment Officer of International Value Equities, positions he has held since 2002 and 2003, respectively. He managed Benstein’s global research department from 1998 to 2002.

Lazard has managed a portion of the Fund since September 2003. Lazard, located at 30 Rockefeller Plaza, New York, New York, was founded in 1848. As of December 31, 2005, Lazard had assets under management in excess of $77.6 billion. William E. Holzer, Nicolas Bratt, Irene Cheng and Andrew Norris are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Lazard. Mr. Holzer is a Director of and a portfolio manager for Lazard, positions he has held with the firm since August 2003. He was a Managing Director of, and a portfolio manager for, Deutsche Investment Management Americas, Inc. and its predecessor firm (“Deutsche”), from 1980 to 2003. From December 1989 until August 2003, Mr. Holzer was responsible in his capacity as a portfolio manager for Deutsche for managing the portion of the Fund’s assets allocated to Deutsche. Mr. Bratt is a Managing Director of and portfolio manager for Lazard, positions he has held since 2003. Prior to 2003, Mr. Bratt worked as Director of Global Products at Deutsche. Ms. Cheng has been a Director of and portfolio manager for Lazard since 2003. From 1993 until joining Lazard, Ms. Cheng was a senior international equity portfolio manager with Deutsche. Mr. Norris is a Director of and portfolio manager for Lazard, positions he has held since 2003. From 1998 until joining Lazard, Mr. Norris worked at Deutsche as a senior portfolio manager.

Wellington has managed a portion of the Fund since September 2004. Wellington is located at 75 State Street, Boston, Massachusetts. As of December 31, 2005, Wellington had assets under management of approximately $540 billion. Three members of Wellington’s International Growth Team, Jean-Marc Berteaux, Matthew Hudson and Andrew S. Offit, are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Wellington. The team is supported by the research efforts of over 50 industry and regional analysts. Mr. Berteaux is a Vice President of and Equity Portfolio Manager for Wellington and has been an investment professional with Wellington since 2001. From 1998 to 2001, Mr. Berteaux was a Vice President of and a senior equity analyst for John Hancock Funds, LLC. Mr. Offit is a Senior Vice President of and Equity Portfolio Manager for Wellington and has been an investment professional with Wellington since 1997. Mr. Hudson is a Vice President of and Equity Portfolio Manager for Wellington and joined Wellington as an investment professional in 2005. From 2000-2005, Mr. Hudson was an investment professional at American Century Investment Management.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to the Subadvisors.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreements between the Investment Manager and the Subadvisors is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

Managers Investment Group	27

Summary of the Funds

MANAGERS EMERGING MARKETS EQUITY FUND

FUND FACTS

Objective:

Long-term capital appreciation

Investment Focus:

Equity securities of emerging market or developing countries

Benchmark:

MSCI Emerging Markets Index

Ticker:

MEMEX

Objective

The Fund’s objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks) of companies located in countries designated by the World Bank or the United Nations to be a developing country or an emerging market, such as most countries in Africa, Asia, Latin America and the Middle East. This policy may be changed only upon 60 days’ written notice to shareholders. The Fund may invest in companies of any size.

Currently, the Fund’s Subadvisor seeks to keep the Fund diversified across a variety of markets, countries and regions. In addition, within these guidelines, it selects stocks that it believes can generate and maintain strong earnings growth. First, the Subadvisor assesses the political, economic and financial health of each of the countries within which it invests in order to determine target country allocation for the portfolio. The Subadvisor then seeks to identify companies with quality management, strong finances and established market positions across a diversity of companies and industries within the targeted countries. A stock is typically sold if the Subadvisor believes that the current stock price is not supported by its expectations regarding the company’s future growth potential or if the political, economic or financial health of the country changes.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisor do not ordinarily involve trading securities for short-term profits, the Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through emerging market equity investments in your portfolio

•	Are willing to accept a higher degree of risk and volatility for the opportunity of higher potential returns

•	Have an investment time horizon of seven years or more

This Fund may not be suitable if you:

•	Are seeking a conservative risk investment

•	Are investing with a shorter time horizon in mind

•	Are seeking stability of principal or current income

28	Managers Investment Group

Summary of the Funds	Managers Emerging Markets Equity Fund

Portfolio Management of the Fund

Rexiter Capital Management Limited (“Rexiter”) manages the Fund. Rexiter and its corporate predecessors have managed a portion of the Fund since February 1998, the Fund’s inception, and Rexiter has managed the entire Fund since January 1999.

Rexiter, located at 21 St. James’s Square, London, England, was founded in 1997. As of December 31, 2005, Rexiter had assets under management of approximately $5.1 billion. The Fund is managed by a team of persons. Helena Coles, Murray Davey, Kenneth King, Nicholas Payne and Christopher Vale are the five persons with the most significant responsibility for the day-to-day management of the Fund. Mr. King is the Chief Investment Officer and a Managing Director of Rexiter and is responsible for the Fund’s asset allocation. Stock selection for the Fund is the responsibility of the relevant Country Fund Managers. Mr. Davey, Mr. Payne, Mr. Vale and Ms. Coles are each Country Fund Managers of Rexiter. Ms. Coles is also an Assistant Portfolio Manager of Rexiter. Mr. Davey is also Managing Director - Global Emerging Markets and Portfolio Manager of Rexiter, positions he has held since Rexiter’s formation. Mr. Vale is also Managing Director and Chief Investment Officer - Asia.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.15% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Rexiter.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and the Subadvisor is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

Managers Investment Group	29

Summary of the Funds

MANAGERS BOND FUND

FUND FACTS

Objective:

High current income

Investment Focus:

Fixed-income securities

Benchmark:

Lehman Bros. Govt/Credit Index

Ticker:

MGFIX

Objective

The Fund’s objective is to achieve a high level of current income from a diversified portfolio of fixed-income securities.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). This policy may be changed only upon 60 days’ written notice to shareholders. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade corporate bonds, mortgage-related and other asset-backed securities and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation or Moody’s Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds, which are considered by the asset Subadvisor to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments.

In deciding which securities to buy and sell, the Subadvisor will consider, among other things, the financial strength of the issuer of the security, current interest rates, the Subadvisor’s expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with the Subadvisor’s expectations concerning the potential return of those investments.

Three themes typically drive the Fund’s investment approach. First, the Subadvisor generally seeks fixed-income securities of issuers whose credit profiles the Subadvisor believes are improving. Second, the Fund makes significant use of securities whose price changes may not have a direct correlation with changes in interest rates. The Subadvisor believes that the Fund may generate positive returns by having a portion of the Fund’s assets invested in this type of securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the Subadvisor analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that the Subadvisor believes may produce attractive returns for the Fund in comparison to their risk.

The Subadvisor generally prefers securities that are protected against calls (early redemption by the issuer).

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisor do not ordinarily involve trading securities for short-term profits, the Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and increase your tax liability.

30	Managers Investment Group

Summary of the Funds	Managers Bond Fund

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional fixed-income returns in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of four years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are seeking a conservative risk investment

Portfolio Management of the Fund

Loomis, Sayles & Company, L.P. (“Loomis, Sayles”) manages the entire Fund and has managed at least a portion of the Fund since May 1984.

Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2005, Loomis, Sayles had assets under management of approximately $74.5 billion. Daniel J. Fuss is primarily responsible for the day-to-day management of the Fund. He is an Executive Vice President and Vice Chairman of Loomis, Sayles and has worked at Loomis, Sayles since 1976.

Additional information regarding other accounts managed by the portfolio manager, his compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.625% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis, Sayles.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and the Subadvisor is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

Managers Investment Group	31

Summary of the Funds

MANAGERS GLOBAL BOND FUND

FUND FACTS

Objective:

Income and capital appreciation

Investment Focus:

High quality foreign and domestic fixed-income securities

Benchmark:

Lehman Brothers Global Aggregate Index

Ticker:

MGGBX

Objective

The Fund’s objective is to achieve income and capital appreciation through a portfolio of foreign and domestic fixed-income securities.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities). This policy may be changed only upon 60 days’ written notice to shareholders. Under normal market conditions, the Fund invests at least 65% of its total assets in investment grade U.S. and foreign corporate bonds and in securities issued or guaranteed by the U.S. and foreign governments, their agencies or instrumentalities, and supranational organizations such as the World Bank. Investment grade securities are rated at least in the BBB/Baa major rating category by Standard & Poor’s Corporation or Moody’s Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization). From time to time, the Fund may invest in unrated bonds which are considered by the Subadvisor to be of comparable quality. Debt securities held by the Fund may have any remaining maturity. The Fund may hold instruments denominated in any currency and may invest in companies in emerging markets. Under normal conditions, the Fund typically invests in at least 7 countries, including the United States. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of a single issuer than a diversified fund.

The Fund’s assets currently are managed by a single Subadvisor. The Subadvisor primarily selects investments with the goal of enhancing the Fund’s overall yield and total return and lowering volatility, relative to the benchmark. It uses credit analysis and internally developed investment techniques to evaluate numerous financial criteria relating to debt securities. The Subadvisor may utilize forward foreign currency contracts in order to adjust the Fund’s allocation in foreign currencies.

The Subadvisor does not manage this Fund to maintain a given average duration. This gives the Subadvisor flexibility to invest in securities with any remaining maturity as market conditions change. At times, the Fund’s average duration may be longer than that of the benchmark, so that the Fund is more sensitive to changes in interest risk than the benchmark. At other times the Fund’s average duration may be shorter than that of the benchmark, so that the Fund is less sensitive to changes in interest risk than the benchmark. A security is typically sold if the Subadvisor believes the security is overvalued based on its credit, country or duration.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisor do not ordinarily involve trading securities for short-term profits, the Subadvisor may sell any security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and increase your tax liability.

32	Managers Investment Group

Summary of the Funds	Managers Global Bond Fund

Should You Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional global fixed-income returns in your investment portfolio

•	Are willing to accept a moderate risk investment

•	Have an investment time horizon of three years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with currency and political risk

Portfolio Management of the Fund

Loomis, Sayles & Company, L.P. (“Loomis, Sayles”) has managed the entire Fund since March 2002. Loomis, Sayles, located at One Financial Center, Boston, Massachusetts, was founded in 1926. As of December 31, 2005, Loomis, Sayles had assets under management of approximately $74.5 billion. Kenneth M. Buntrock and David W. Rolley are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Buntrock and Mr. Rolley are Vice Presidents of and Portfolio Managers for Loomis, Sayles, positions they have held since 1997 and 1994, respectively.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Loomis, Sayles.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreement between the Investment Manager and the Subadvisor is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

Managers Investment Group	33

Summary of the Funds

MANAGERSCHOICE®

ManagersChoice® Program

ManagersChoice® is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments primarily in various Funds in The Managers Family of Funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersinvest.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

34	Managers Investment Group

Additional Practices/Risks

ADDITIONAL PRACTICES/RISKS

Other Securities and Investment Practices

The following is a description of some of the other securities and investment practices of the Funds.

Derivatives. Each Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial contracts whose value depends on, or is derived from, the value of an underlying security, index or currency. Each Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Funds are not obligated to hedge and there is no guarantee that a Fund will hedge any of its positions. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Exchange-Traded Funds. The Funds may invest in shares of exchange-traded funds (ETFs), which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by a Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risks of the investments held by the ETF.

Foreign Securities. Each Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing, although not to the extent of International Equity Fund, Emerging Markets Equity Fund, Bond Fund or Global Bond Fund, for which these risks are principal risks discussed above under “Key Information.” Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

High-Yield Bonds. Each Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as “junk bonds.” High-yield bonds are debt securities rated below BBB by Standard & Poor’s Corporation or Baa3 by Moody’s Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

Managers Investment Group	35

Additional Practices/Risks

•	the risk of a bond’s issuer defaulting on principal or interest payments is greater than on higher quality bonds; and

•	issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

Initial Public Offerings. Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

International Exposure. Many U.S. companies in which the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of a Fund’s shares.

Repurchase Agreements. Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Restricted and Illiquid Securities. Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

U.S. Government Securities. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Bank (“FHLBs”), are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

When-Issued Securities. Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds. Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date.

36	Managers Investment Group

Financial Highlights
ABOUT YOUR INVESTMENT	For a share outstanding throughout each year/period

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past fiscal periods. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

	For the year ended December 31,
MANAGERS VALUE FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$29.73	$26.24	$20.69	$27.45	$27.73

Income from Investment Operations:
Net investment income	0.23	0.17	0.11	0.15	0.09
Net realized and unrealized gain (loss) on investments	1.43	3.47	5.56	(6.65)	0.70

Total from investment operations	1.66	3.64	5.67	(6.50)	0.79

Less Distributions to Shareholders from:

Net investment income	(0.25)	(0.15)	(0.12)	(0.16)	(0.08)
Net realized gain on investments	(3.16)	—	—	(0.10)	(0.99)

Total distributions to shareholders	(3.41)	(0.15)	(0.12)	(0.26)	(1.07)

Net Asset Value, End of Year	$27.98	$29.73	$26.24	$20.69	$27.45

Total Return[1]	5.53%	13.87%	27.39%	(23.79)%	2.92%

Ratio of net expenses to average net assets[1]	1.18%	1.22%	1.27%	1.28%	1.25%
Ratio of total expenses to average net assets[1]	1.15%[2]	1.38%[2]	1.42%[2]	1.35%	1.35%
Ratio of net investment income to average net assets	0.72%	0.62%	0.59%	0.60%	0.43%
Portfolio turnover	54%	39%	40%	53%	147%
Net assets at end of year (000’s omitted)	$124,643	$119,547	$100,720	$48,001	$63,628

Managers Investment Group	37

Financial Highlights
For a share outstanding throughout each year/period	About Your Investment

	For the year ended December 31,
MANAGERS CAPITAL APPRECIATION FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$26.77	$25.46	$20.36	$29.29	$42.79

Income from Investment Operations:
Net investment loss	(0.07)[3]	(0.07)	(0.16)	(0.28)	(0.25)
Net realized and unrealized gain (loss) on investments	1.09	1.38	5.26	(8.65)	(13.25)

Total from investment operations	1.02	1.31	5.10	(8.93)	(13.50)

Net Asset Value, End of Year	$27.79	$26.77	$25.46	$20.36	$29.29

Total Return[1]	3.85%	5.14%	25.05%	(30.49)%	(31.55)%

Ratio of net expenses to average net assets[1]	1.28%	1.34%	1.33%	1.39%	1.34%
Ratio of total expenses to average net assets[1]	1.22%[2]	1.47%[2]	1.52%[2]	1.43%	1.40%
Ratio of net investment loss to average net assets	(0.27)%	(0.26)%	(0.67)%	(1.07)%	(0.75)%
Portfolio turnover	97%	79%	109%	141%	265%
Net assets at end of year (000’s omitted)	$104,878	$98,347	$110,903	$107,545	$186,876

	For the year ended December 31,
MANAGERS SMALL COMPANY FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.36	$9.19	$6.40	$8.16	$9.29

Income from Investment Operations:
Net investment loss	(0.08)[3]	(0.08)	(0.09)	(0.13)	(0.07)
Net realized and unrealized gain (loss) on investments	0.56	1.25	2.88	(1.63)	(1.06)

Total from investment operations	0.48	1.17	2.79	(1.76)	(1.13)

Net Asset Value, End of Year	$10.84	$10.36	$9.19	$6.40	$8.16

Total Return[1]	4.63%	12.73%	43.59%	(21.57)%	(12.16)%

Ratio of net expenses to average net assets[1]	1.45%	1.45%	1.45%	1.40%	1.30%
Ratio of total expenses to average net assets[1]	1.41%[2]	1.43%[2]	1.50%	1.70%	1.71%
Ratio of net investment loss to average net assets	(0.82)%	(1.05)%	(1.20)%	(1.17)%	(0.92)%
Portfolio turnover	26%	18%	48%	134%	95%
Net assets at end of year (000’s omitted)	$36,993	$27,629	$18,750	$12,610	$26,764

38	Managers Investment Group

About Your Investment	Financial Highlights
For a share outstanding throughout each year/period

	Managers Class – For the year ended December 31,
MANAGERS SPECIAL EQUITY FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$90.42	$78.48	$55.08	$70.59	$76.82

Income from Investment Operations:
Net investment loss	(0.54)[3]	(0.56)	(0.43)	(0.34)	(0.18)
Net realized and unrealized gain (loss) on investments	4.18	12.50	23.83	(15.17)	(6.05)

Total from investment operations	3.64	11.94	23.40	(15.51)	(6.23)

Less Distributions to Shareholders from:

Net realized gain on investments	(7.28)	—	—	—	—

Net Asset Value, End of Year	$86.78	$90.42	$78.48	$55.08	$70.59

Total Return	4.00%	15.18%	42.50%	(21.98)%	(8.07)%

Ratio of net expenses to average net assets	1.40%	1.40%	1.43%	1.31%	1.29%
Ratio of total expenses to average net assets	1.45%[3]	1.45%[3]	1.46%[3]	1.32%	1.30%
Ratio of net investment loss to average net assets	(0.60)%	(0.69)%	(0.72)%	(0.56)%	(0.27)%
Portfolio turnover	80%	68%	64%	67%	62%
Net assets at end of year (000’s omitted)	$2,834,314	$3,415,003	$3,279,318	$2,020,821	$2,295,234

Managers Investment Group	39

Financial Highlights
For a share outstanding throughout each year/period	About Your Investment

	For the year ended December 31,
MANAGERS INTERNATIONAL EQUITY FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$47.05	$41.13	$31.22	$37.61	$49.38

Income from Investment Operations:

Net investment income	0.37	0.27	0.34	0.19	0.20 [4]
Net realized and unrealized gain (loss) on investments	6.83	5.96	10.04	(6.48)	(11.72)[4]

Total from investment operations	7.20	6.23	10.38	(6.29)	(11.52)

Less Distributions to Shareholders from:

Net investment income	(0.49)	(0.31)	(0.47)	(0.10)	(0.25)
Net Asset Value, End of Year	$53.76	$47.05	$41.13	$31.22	$37.61

Total Return[1]	15.30%	15.17%	33.21%	(16.71)%	(23.35)%

Ratio of net expenses to average net assets[1]	1.45%	1.62%	1.72%	1.54%	1.45%
Ratio of total expenses to average net assets[1]	1.42%[2]	1.70%[2]	1.73%	1.56%	1.46%
Ratio of net investment income to average net assets	0.75%	0.57%	0.70%	0.54%	0.46%[4]
Portfolio turnover	79%	93%	80%	132%	108%
Net assets at end of year (000’s omitted)	$206,393	$234,061	$266,611	$362,561	$560,602

40	Managers Investment Group

Financial Highlights
About Your Investment	For a share outstanding throughout each year/period

	For the year ended December 31,
MANAGERS EMERGING MARKETS EQUITY FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$16.50	$13.26	$8.80	$9.56	$9.63

Income from Investment Operations:
Net investment income (loss)	0.52	0.08	0.01	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	4.84	3.74	4.50	(0.79)	(0.04)

Total from investment operations	5.36	3.82	4.51	(0.76)	(0.05)

Less Distributions to Shareholders from:

Net investment income	(0.55)	(0.06)	(0.05)	—	—
Net realized gain on investments	(1.21)	(0.52)	—	—	(0.02)

Total distributions to shareholders	(1.76)	(0.58)	(0.05)	—	(0.02)

Net Asset Value, End of Year	$20.10	$16.50	$13.26	$8.80	$9.56

Total Return[1]	32.53%	28.85%	51.20%	(7.95)%	(0.57)%

Ratio of net expenses to average net assets[1]	1.50%	1.85%	1.99%	1.97%	1.94%
Ratio of total expenses to average net assets[1]	1.72%[2]	1.87%[2]	1.97%[2]	2.18%	2.36%
Ratio of net investment income (loss) to average net assets	0.59%	0.67%	0.08%	0.32%	(0.09)%
Portfolio turnover	35%	58%	79%	68%	69%
Net assets at end of year (000’s omitted)	$117,229	$63,567	$36,728	$22,211	$15,202

Managers Investment Group	41

Financial Highlights
For a share outstanding throughout each year/period	About Your Investment

	For the year ended December 31,
MANAGERS BOND FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$24.58	$24.58	$23.44	$22.32	$21.75

Income from Investment Operations:
Net investment income	0.88	0.80	1.08	1.24	1.44
Net realized and unrealized gain (loss) on investments	(0.32)	0.30	1.40	1.12	0.60

Total from investment operations	0.56	1.10	2.48	2.36	2.04

Less Distributions to Shareholders from:
Net investment income	(0.88)	(0.93)	(1.11)	(1.24)	(1.45)
Net realized gain on investments	(0.15)	(0.17)	(0.23)	—	(0.02)

Total distributions to shareholders	(1.03)	(1.10)	(1.34)	(1.24)	(1.47)

Net Asset Value, End of Year	$24.11	$24.58	$24.58	$23.44	$22.32

Total Return[1]	2.29%	5.14%	10.77%	10.98%	9.64%

Ratio of net expenses to average net assets[1]	0.99%	0.99%	0.99%	1.00%	1.18%
Ratio of total expenses to average net assets[1]	1.02%[2]	1.06%[2]	1.09%[2]	1.17%	1.18%
Ratio of net investment income to average net assets	3.36%	3.65%	4.50%	5.55%	6.45%
Portfolio turnover	26%	16%	73%	24%	16%
Net assets at end of year (000’s omitted)	$426,448	$259,210	$179,641	$128,341	$66,817

42	Managers Investment Group

Financial Highlights
About Your Investment	For a share outstanding throughout each year/period

	For the year ended December 31,
MANAGERS GLOBAL BOND FUND	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$22.38	$22.19	$20.58	$17.97	$18.98

Income from Investment Operations:
Net investment income	0.63	0.65	0.80	0.81	0.57 [4]
Net realized and unrealized gain (loss) on investments	(1.75)	1.49	3.43	2.57	(1.33)[4]

Total from investment operations	(1.12)	2.14	4.23	3.38	(0.76)

Less Distributions to Shareholders from:
Net investment income	(0.77)	(1.34)	(2.09)	(0.55)	—
Net realized gain on investments	(0.30)	(0.61)	(0.53)	(0.22)	(0.25)

Total distributions to shareholders	(1.07)	(1.95)	(2.62)	(0.77)	(0.25)

Net Asset Value, End of Year	$20.19	$22.38	$22.19	$20.58	$17.97

Total Return[1]	(4.94)%	9.62%	20.69%	18.85%	(4.10)%

Ratio of net expenses to average net assets[1]	1.19%	1.29%	1.68%	1.55%	1.45%
Ratio of total expenses to average net assets[1]	1.26%[2]	1.49%[2]	1.68%	1.56%	1.46%
Ratio of net investment income to average net assets	2.38%	2.73%	3.48%	4.01%	2.87%[4]
Portfolio turnover	64%	130%	152%	220%	244%
Net assets at end of year (000’s omitted)	$43,131	$36,454	$32,307	$19,746	$19,879

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Total return and net investment income for the Funds would have been lower had certain expenses not been offset.
[2]	Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the year ended December 31, 2001 on International Equity, Intermediate Bond and Global Bond was to decrease net investment income and increase net realized and unrealized gain (loss) per share by $0.01, $0.04 and $0.04, respectively. The effect of this change on the remaining Funds was not significant. Without this change the ratio of net investment income to average net assets for the year ended December 31, 2001 for International Equity and Global Bond would have been 0.46% and 3.08%, respectively. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.
[5]	Not Annualized.
[6]	Annualized.
[7]	Excludes the impact of fee waivers and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.

Managers Investment Group	43

Your Account	About Your Investment

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Family of Funds or even to redeem out of a Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, a Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Share Classes of Special Equity Fund

In addition to the class of shares offered by this Prospectus, Special Equity Fund also offers Institutional Class shares, which are designed for institutional investors. Institutional Class shares are not available through this Prospectus. Although they represent investments in the same portfolio of securities, each class of shares of Special Equity Fund has different expenses and will likely have different share prices. Special Equity Fund’s Institutional Class shares are designed to have lower operating expenses than the class of Fund shares offered by this Prospectus, but Institutional Class shares do have higher investment minimums.

Call (800) 835-3879 for more information about the Special Equity Fund’s Institutional Class shares. You should be aware that any financial intermediary through which you buy shares may receive different compensation depending upon the class of shares it sells and may not offer all classes of shares.

Fair Value Policy

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. A Fund will use the fair value of a portfolio investment to calculate their NAV when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Managers Small Company Fund and Managers Special Equity Fund may invest in small cap securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly-traded securities are judged to be stale so that they reflect fair value. For Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund, portfolio securities that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV.

An investment valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures.

44	Managers Investment Group

About Your Investment	Your Account

Minimum Investments in the Funds

Cash investments in the Funds must be in U.S. dollars. Third-party or “starter” checks will not be accepted for the initial investment in the Funds or any additional investments.

The table below provides the minimum initial and additional investments in any Fund directly or through ManagersChoice®.

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; and current or retired officers, directors and employees of AMG and certain participating affiliated companies of AMG, the immediate family members of any such officer, director or employee (including parents, grandparents, spouse, children, grandchildren, siblings, father/mother-in-law, sister/brother-in-law, daughter/son-in-law, nieces, nephews and domestic partners), and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Funds or MDI may, in their discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Funds on an ongoing basis and will increase the cost of your investment.

Managers Funds	Initial Investment	Additional Investment
Regular Account	$2,000	$100
IRA Accounts	$1,000	$100

ManagersChoice®	Initial Investment	Additional Investment
Regular Account	$50,000	$500
IRA Accounts	$50,000	$500

Managers Investment Group	45

How to Purchase Shares	About Your Investment

HOW TO PURCHASE SHARES

Managers Funds

You may purchase shares of the Funds once you have established an account with the Trust, of which each Fund is a series. You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

By Mail

For your initial purchase, complete the account application. Mail the application and a check payable to Managers to:

Managers

c/o PFPC, Inc.

P.O. Box 9769

Providence, Rhode Island 02940- 9769

To purchase additional shares, send a letter of instruction and a check payable to Managers to the above address. Include your account number and Fund name on your check.

By Telephone

If your account has already been established, call the Transfer Agent at (800) 548-4539.

By Wire

Instruct your bank to wire the money to PNC Bank, N.A., Philadelphia, PA, ABA#031000053; FFC To: 8614972935; Managers: Attn: Control Department; FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service. Please call (800) 548-4539 if you have questions.

By Internet

If your account has already been established, see our website at http://www.managersinvest.com.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

ManagersChoice®

You may purchase shares of the Funds once you have established an account with the Trust, of which each Fund is a series. You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

By Mail

For your initial purchase, complete the account application. Mail the application and a check payable to Managers to

Managers

c/o PFPC, Inc.

P.O. Box 61024

King of Prussia, Pennsylvania 19406-1851

To purchase additional shares, send a letter of instruction (or complete your investment stub) and a check payable to Managers to the above address. Include your account number and Fund name on your check.

By Telephone

If your account has already been established, call a client service representative at (800) 358-7668.

By Wire

Instruct your bank to wire the money to PNC Bank; ABA #031000053; The Managers Funds DDA 86-1559- 73136; FBO Shareholder Name, account number and Portfolio name. Please be aware that your bank may charge you a fee for this service. Please call (800) 358-7668 if you have questions.

By Internet

Not available.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

46	Managers Investment Group

About Your Investment	How to Sell Shares

HOW TO SELL SHARES

Managers Funds

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds’ Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization before 4:00 p.m.

By Mail

Write a letter of instruction containing:

•	the name of the Fund(s)

•	dollar amount or number of shares to be sold

•	your name

•	your account number(s)

•	signatures of all account owners

and mail the written instructions to:

Managers

c/o PFPC, Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769.

By Telephone

If you elected telephone redemption privileges on your account application, call us at (800) 548-4539.

By Internet

See our website at http://www.managersinvest.com.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For The Managers Funds:

Redemptions of $50,000 and over require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Telephone redemptions are available only for redemptions which are below $50,000.

ManagersChoice®

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds’ Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization before 4:00 p.m.

By Mail

Write a letter of instruction containing:

•	the name of the Portfolio(s)

•	dollar amount or number of shares to be sold

•	your name

•	your account number(s)

•	signatures of all account owners

and mail the written instructions to:

Managers

c/o PFPC, Inc.

P.O. Box 61024

King of Prussia, Pennsylvania 19406-1851

By Telephone

If you elected telephone redemption privileges on your account application, call a client service representative at (800)358-7668.

By Internet

Not available.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For ManagersChoice®: All redemptions greater than $100,000 per Portfolio or $50,000 per Fund must be in writing and require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Telephone redemptions are available only for redemptions which are below $50,000 per Fund or $100,000 per Portfolio.

Managers Investment Group	47

About Your Investment

REDEMPTION FEES

Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund (each, an “International Fund”) will deduct a redemption fee (the “Redemption Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares, according to the following schedule:

Fund	Redemption Fee
Managers International Equity Fund	2.00%
Managers Emerging Markets Equity Fund	2.00%
Managers Global Bond Fund	1.00%

For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of shares of an International Fund are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the International Funds and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of an International Fund purchased by automatic reinvestment of dividends or capital gains distributions or to shares purchased through the ManagersChoice® Program. The Redemption Fee will not apply to (1) redemptions of shares purchased through reinvestment of dividend or capital gain distributions, (2) redemptions under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), and (3) redemptions of shares purchased through the ManagersChoice® Program. The Redemption Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The International Funds reserve the right to modify the terms of, or terminate, the Redemption Fee at any time upon 60 days’ advance notice to shareholders.

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another fund in the Managers Family of Funds. You can elect to receive cash.

Automatic Investments allow you to make automatic deductions from a designated bank account.

Automatic Redemptions allow you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 548-4539 for more information and an IRA kit.

The Funds have an Exchange Privilege which allows you to exchange your shares of the Fund for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. The value of shares you are exchanging must meet the minimum purchase requirement of the Class of shares of the fund you are exchanging them for. There is no fee associated with the Exchange Privilege. There may, however, be tax consequences resulting from these exchanges. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange you do so on the same terms and conditions as any new investment in that fund. The Funds reserve the right to discontinue, alter or limit the Exchange Privilege at any time. Note: Individual Fund exchanges are not permitted in the ManagersChoice® Program. Please consult your investment advisor for more details.

Systematic Purchase Plan Allows you to make automatic monthly deposits of $500 or more per ManagersChoice® account directly from a designated bank account.

ManagersChoice® Statement Fee An annual fee of $35 will be deducted from any ManagersChoice® account that is less than $250,000. Such fee may be waived or modified at the sole discretion of Managers.

Systematic Withdrawal Plan Allows you to make automatic monthly deductions of $500 or more from any ManagersChoice account into a designated bank account.

48	Managers Investment Group

About Your Investment

To reduce the volume of mail you receive and minimize the cost to the Funds, only one copy of financial statements, prospectuses, and other regulatory material will be mailed to your household. You can call us at (800) 548-4539, or write to us at the address listed above, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials to your home.

OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Trust is a “Massachusetts business trust.” The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, establish one or more additional classes of shares of a Fund with different preferences, privileges, and expenses.

Each Fund reserves the right to:

•	redeem an account if the value of the account falls below $500 due to redemptions upon 60 days’ prior notice and the opportunity to reestablish the account balance;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the Exchange Privilege upon 60 days’ advance notice to shareholders or impose fees in connection with exchanges or redemptions.

Frequent Trading Policy

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing” because such activities may be disruptive to the management of the Funds’ portfolios and may increase Fund expenses and negatively impact the Funds’ performance. Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund may be subject to additional risks of frequent trading activities because of the potential for time-zone arbitrage relating to the foreign portfolio securities held by these Funds. As described above, the Funds have adopted fair value procedures to minimize these risks. Managers Small Company Fund and Managers Special Equity Fund may be subject to additional risks of frequent trading activities because the securities in which these Funds invest tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, these Funds may be targets for investors who seek to capitalize on price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Funds’ transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Funds reserve the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Funds and its shareholders. Sales or exchanges of shares of Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund may be subject to a redemption fee, as discussed under “Redemption Fees” above. Transactions accepted by a financial intermediary in violation of the Funds’ frequent trading policies are not deemed accepted by the Funds and may be rejected by the Funds on the next business day following receipt by the financial intermediary.

Managers Investment Group	49

About Your Investment

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, although the Funds seek to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds, and as a result the Funds’ ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness or ability of such intermediaries to monitor for these activities.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account whether taken in cash or as additional shares.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for each Fund other than the Managers Bond Fund are normally declared and paid annually. Income dividends, if any, for the Managers Bond Fund, are normally declared and paid monthly. Capital gain distributions, if any, are normally declared and paid annually in December. We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

CERTAIN FEDERAL INCOME TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owns or is considered to have owned for one year or less will be taxable as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

A Fund’s investment in certain debt instruments and a Fund’s use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund’s return on those investments would be decreased. If and when a Fund is eligible to elect to “pass through” to you foreign income taxes that it pays and so elects, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, a Fund’s investment in foreign securities or foreign currencies may increase or accelerate a Fund’s

50	Managers Investment Group

About Your Investment

recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Funds as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Federal law requires each Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

•	Fail to provide a social security number or taxpayer identification number;

•	Fail to certify that their social security number or taxpayer identification number is correct; or

•	Fail to certify that they are exempt from withholding.

In addition, each Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

Managers Investment Group	51

Appendix A	About Your Investment

DESCRIPTION OF INDICES

S&P 500 Index

The S&P 500 Index consists of 500 stocks chosen by Standard & Poor’s for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. As of December 31, 2005, the range of market capitalizations for the S&P 500 Index was $778 million to $370.3 billion.

Russell 2000® Index

Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of December 31, 2005, the average market capitalization was approximately $1.1 billion; the median market capitalization was approximately $594 million. The largest company in the index had an approximate market capitalization of $4.39 billion. As of December 31, 2005, the range of market capitalizations for the Russell 2000 Index was $2.6 million to $4.4 billion.

MSCI EAFE Index

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of May 2005, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI Emerging Markets Index®

The MSCI Emerging Markets Index® is a free float-adjusted market capitalization index that is designed to measure equity market performance n the global emerging markets. As of May 2005, the MSCI Emerging Markets Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Africa, Taiwan, Thailand, Turkey and Venezuela

Lehman Brothers Government/Credit Index

The Lehman Brothers Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Lehman Brothers Global Aggregate Bond Index

The Lehman Brothers Global Aggregate Index provides a broad-based measure of the global investment grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

52	Managers Investment Group

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FOR MORE INFORMATION

Additional information about each Fund and its investments is available in the Funds’ SAI and Annual and Semi-Annual Reports, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:

1-800-548-4539

By Mail:

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

On the Internet:

Electronic copies are available on our website at www.managersinvest.com

In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. Information about the Funds including each Fund’s current SAI and Annual and Semi-Annual Reports is on file with the SEC. The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus. Reports and other information about the Funds are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 (202-551-8090). Information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 551-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-3752

PROSPECTUS

May 1, 2006

(as supplemented

May 23, 2006)

Managers Special Equity Fund

•	Managers Class

•	Institutional Class

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers Class shares or Institutional Class shares of Managers Special Equity Fund (the “Fund”), a series of The Managers Funds (the “Trust”). Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

Summary of the Goal, Principal Strategies and Principal Risk Factors of the Fund

The following is a summary of the goal, principal strategies and principal risk factors of the Fund.

Goal	Principal Strategies	Principal Risk Factors
Long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies

Invests principally in common and preferred stocks of small and medium companies; “small companies” are companies with capitalizations that at the time of purchase are less than $2.5 billion and “medium companies” are companies that at the time of purchase are between $1 billion and $12 billion

Liquidity Risk Management Risk Market Risk Mid-Capitalization Stock Risk Price Risk

Historically has invested substantially all of its assets in securities of small companies

Invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, (generally, common and preferred stocks)

Seeks investments with the potential for capital appreciation as a result of earnings growth or improvements in equity valuation

Small-Capitalization Stock Risk

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. The following is a discussion of the principal risk factors of the Fund.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities of companies with small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor investment selection will cause the Fund to underperform other funds with similar objectives. The success of the Fund’s investment strategy depends significantly on the skill of the Fund’s Subadvisors in assessing the potential of the investments in which the Fund can invest. The Fund’s Subadvisors will apply their investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Market Risk

The risks generally of investing in stocks are commonly referred to as “market risk.” Market risk includes the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Despite unique influences on individual companies, stock prices, in general, rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of the Fund’s portfolio of investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Mid-Capitalization Stock Risk

Mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, the Fund carries more risk than a fund with investments in large-capitalization companies.

Price Risk

As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Small-Capitalization Stock Risk

Small-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, the Fund may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

In addition to the investment strategies described in this Prospectus, the Fund may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information (“SAI”).

PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in the Fund by showing the year-by-year total returns of the Fund’s Managers Class shares and how the annual performance of the Fund has varied over the past ten years. The chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results. The performance information reflects the impact of contractual expense limitations in effect for prior periods. If Managers Investment Group LLC (the “Investment Manager”) had not agreed to limit expenses, returns would have been lower.

AVERAGE ANNUAL TOTAL RETURNS–Managers Class

Best Quarter: 35.91% (4th Quarter 1999)

Worst Quarter: -23.74% (3rd Quarter 2001)

The following table illustrates the risks of investing in the Fund by showing how the Fund’s performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the index. A description of the index is included on page 24. As always, the past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/051

	1 Year	5 Years	10 Years	Since Inception
Managers Class: (inception date: 6/1/84)
Return Before Taxes	4.00%	4.13%	11.08%	13.56%
Return After Taxes on Distributions	2.80%	3.89%	10.11%	12.46%
Return After Taxes on Distributions and Sale of Fund Shares	4.21%	3.55%	9.40%	11.94%
Russell 2000 Growth Index[2] (before taxes)	4.55%	8.22%	9.26%	11.08%

Institutional Class: (inception date: 5/3/04)
Return Before Taxes[3]	4.21%	—	—	11.35%
Russell 2000 Growth Index[2] (before taxes)	4.55%	—	—	12.39%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	Reflects no deduction for fees, expenses or taxes. See “Description of Index” on page 24.
[3]	After tax returns are shown only for Managers Class Shares of the Fund. After tax returns for Institutional Class Shares will vary.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

FEES AND EXPENSES Shareholder Fees (fees paid directly from your investment)	Managers Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)	Managers Class	Institutional Class
Management Fee	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.55%	0.35%

Net Annual Fund Operating Expenses[1]	1.45%	1.25%

[1]	The Fund has entered into arrangements with unaffiliated broker-dealers pursuant to which a portion of the commission paid by the Fund may be directed by the Fund to pay a portion of its expenses. In addition, the Fund may receive credits against its custodian expenses for uninvested overnight cash balances. Due to these expense offsets, the Fund incurred actual “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2005 in amounts less than the amounts shown above. After giving effect to these expense offsets, the “Total Annual Fund Operating Expenses” for the fiscal year ended December 31, 2005 for the Fund was as follows: Managers Class – 1.40% and Institutional Class – 1.20%.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Managers Class	$148	$459	$792	$1,735
Institutional Class	$127	$397	$686	$1,511

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

FUND MANAGEMENT

The Fund is a series of the Trust. The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. The Fund employs a multimanager investment approach which can provide added diversification within the Fund’s portfolio.

Managers Investment Group LLC (the “Investment Manager”), located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as the investment manager to the Fund and is responsible for the Fund’s overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more Subadvisors to manage the Fund’s investment portfolio. It also allocates assets to the Subadvisors based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external Subadvisors and, when appropriate, researches any potential new Subadvisors for the fund family. The Securities and Exchange Commission (“SEC”) has given the Fund an exemptive order permitting it to hire new unaffiliated Subadvisors without prior shareholder approval, but subject to notification within 90 days of the hiring of such a Subadvisor. The Investment Manager also exercises investment discretion over the cash reserves segment of the Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Fund’s distributor. MDI receives no compensation from the Fund for its services as distributor. The Investment Manager or MDI may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

The Investment Manager also provides administrative services to the Fund, including: (i) supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date; (ii) supervising the preparation and filing of documents as required by state and federal regulatory agencies; and (iii) management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives administrative service fees of 0.25% annually of the Fund’s average daily net assets. These administrative services fees are included under “Other Expenses” in the Annual Fund Operating Expenses table.

More information on the Fund’s investment strategies and holdings can be found in the current SAI.

MANAGERS SPECIAL EQUITY FUND

Objective

The Fund’s objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of small- and medium-sized companies. The Fund’s investment objective may be changed wihout shareholder approval.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (generally, common and preferred stocks). This policy may only be changed upon 60 days’ written notice to shareholders. Although the Fund is permitted to purchase securities of both small- and medium-capitalization companies, the Fund has historically invested substantially all of its assets in the securities of U.S. small-capitalization companies. Small-capitalization companies are companies with capitalizations that at the time of purchase are less than $2.5 billion, and medium-capitalization companies are companies with capitalizations that at the time of purchase are between $1 billion and $12 billion. The Fund may retain securities that it already has purchased even if the company outgrows the Fund’s capitalization limits.

The Fund’s assets are currently allocated among six Subadvisors, each of which acts independently of the others and uses its own methodology to select portfolio investments. Three Subadvisors utilize a value approach to investing whereby they seek to identify companies whose improving businesses are for some reason not being fully recognized by others and that are thus selling at valuations less than should be expected. The other three Subadvisors utilize a growth approach to investing whereby they seek to identify companies that are exhibiting rapid growth in their businesses. All six Subadvisors examine the underlying businesses, financial statements, competitive environment and company managements in order to assess the future profitability of each company. The Subadvisors, thus, expect to generate returns from capital appreciation due to earnings growth along with improvements in the valuations of the stocks such as, among other things, increases in the price to earnings ratio. A stock is typically sold if the Subadvisors believe that the future profitability of a company does not support its current stock price.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Although the investment strategies of the Fund’s Subadvisors do not ordinarily involve trading securities for short-term profits, any Subadvisor may sell a security when it believes best, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

The Investment Manager may actively manage the Fund’s cash reserves to create temporary equity exposure (e.g., through the use of exchange-traded funds (ETFs) or index futures contracts or options on such futures contracts) until those balances are allocated to or invested by a Subadvisor or used for Fund transactions.

Should You Invest In This Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional returns through small- and medium-capitalization equities in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s website at www.managersinvest.com.

What are you investing in? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. The Fund is not a complete investment program, and there is no guarantee that the Fund will reach its stated goals.

Portfolio Management of the Fund

Donald Smith & Co., Inc. (“Donald Smith”), Kern Capital Management LLC (“Kern”), Skyline Asset Management, L.P. (“Skyline”), Smith Asset Management Group, LP (“Smith Group”), Veredus Asset Management Company, LLC (“Veredus”) and Westport Asset Management, Inc. (“Westport”) each manage a portion of the Fund.

Donald Smith has managed a portion of the Fund since September 2002. Donald Smith is located at 152 West 57th Street, 22nd Floor, New York, New York. As of December 31, 2005, Donald Smith had approximately $3.8 billion in assets under management. Donald G. Smith and Richard L. Greenberg are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Donald Smith. Mr. Smith has been the President of, and a portfolio manager for, Donald Smith since 1983. Mr. Greenberg has been a senior vice president of and portfolio manager for Donald Smith since 1981.

Kern has managed a portion of the Fund since September 1997. Kern, located at 114 West 47th Street, Suite 1926, New York, New York, was formed in 1997. As of December 31, 2005, Kern had assets under management of approximately $1.5 billion. Robert E. Kern, Jr. and David G. Kern are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Kern and are responsible for overall portfolio structure. Robert Kern is Managing Member, Chairman and CEO of, and Portfolio Manager for, Kern, positions he has held since Kern’s formation. He is also Senior Investment Manager responsible for researching and selecting investments in the technology (semiconductor), capital goods and service and consumer (restaurant) sectors. Prior to the formation of Kern, Robert Kern was Senior Vice President of Fremont Investment Advisers in 1997 and a Director of Morgan Grenfell Capital Management from 1986 to 1997. David Kern is President of, and Portfolio Manager for, Kern, positions he has held since 2002. He is also Senior Investment Manager responsible for researching and selecting investments in the healthcare, technology (software) and services and consumer (retail, leisure and entertainment) sectors. David Kern has held the position of Senior Investment Manager since 1997. Prior to co-founding Kern with Robert Kern, he was vice president at Founders Asset Management, where he was portfolio manager of the Founders Discovery Fund from 1995 to 1997.

Skyline has managed a portion of the Fund since December 2000. Skyline, located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois, was formed in 1995 and is organized as a limited partnership. Skyline is owned by its senior management, AMG/Midwest Holdings, Inc., and AMG. The general partner of Skyline is AMG/ Midwest Holdings, Inc. As of December 31, 2005, Skyline had assets under management of approximately $1.6 billion. Day-to-day management of the portion of the Fund managed by Skyline is divided among three investment and research teams, each covering specific sectors of the small-cap universe. William F. Fiedler, Michael Maloney and Mark N. Odegard each lead one these three teams. Mr. Fiedler leads the team that covers consumer, healthcare and business services. Mr. Maloney leads the team that covers financial services, materials and processing, and utilities. He is also responsible for monitoring sector weightings and has final authority if the research teams cannot arrive at consensus regarding sector weightings. Mr. Odegard leads the team that covers autos and transportation, energy, producer durables and technology stocks.

Mr. Fiedler has had portfolio management responsibilities since 2001 and has been a limited partner of Skyline since 1999. Prior to the establishment of Skyline in 1995, Mr. Fiedler was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Mr. Maloney has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1995. Prior to the establishment of Skyline in 1995, Mr. Maloney was employed in the Asset Management Division of Mesirow Financial as a securities analyst. Previously, Mr. Maloney was a vice president and investment analyst at Baker, Fentress & Company. Mark N. Odegard has had portfolio manager responsibilities since 2001 and has been a limited partner of Skyline since 1999. He was previously employed by First Chicago Investment Management as an equity research analyst. Mr. Odegard was also formerly employed as a senior financial analyst at Arthur Andersen and Co.

Smith Group has managed a portion of the Fund since May 2006. Smith Group, located at 100 Crescent Court, Suite 1150, Dallas, Texas, had approximately $4.3 billion in assets under management as of March 31, 2006. The portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by Smith Group is Stephen S. Smith. Mr. Smith is the founder of Smith Group. Since the firm’s founding in 1995, he has served as both chief executive officer and chief investment officer. He began his investment management career as a portfolio manager with Wachovia Bank in 1976. In 1983, he joined the predecessor to Bank of America, where he held a variety of investment management positions.

Veredus has managed a portion of the Fund since January 2005. Veredus, located at 6060 Dutchman’s Lane, Louisville, Kentucky, was founded in 1998. As of December 31, 2005, Veredus had assets under management of approximately $2.5 billion. B. Anthony Weber, Charles P. McCurdy, Jr. and Charles F. Mercer, Jr. are jointly and primarily responsible for the day-to-day management of the portion of the Fund managed by Veredus. Mr. Weber, the lead portfolio manager, is the President and Chief Investment Officer of Veredus, positions he has held since 1998. Mr. McCurdy is an Executive Vice President of, and a Portfolio Manager for, Veredus, positions he has held since 1998. Mr. Mercer is a Portfolio Manager for Veredus, a position he has held since 1998.

Westport has managed a portion of the Fund since December 1985. Westport, located at 253 Riverside Avenue, Westport, Connecticut, was formed in 1983. As of December 31, 2005, Westport had assets under management of approximately $3.6 billion. Andrew J. Knuth and Edmund H. Nicklin, Jr. are jointly and primarily responsible for the portion of the Fund managed by Westport. Mr. Knuth is the

Chairman and Chief Investment Officer of Westport and has acted in that capacity for the firm since its formation. Mr. Nicklin is a Managing Director of Westport Advisers, LLC, an affiliated investment adviser, and a portfolio manager for Westport and has acted in those capacities for the firm since 1997. Prior to joining Westport, he had been a Portfolio Manager for Evergreen Funds since 1986.

The Investment Manager manages the cash reserves portion of the Fund. As of December 31, 2005, the Investment Manager had assets under management of approximately $8.5 billion. Thomas G. Hoffman is primarily responsible for the day-to-day management of the Fund’s cash reserves. Mr. Hoffman is Chief Investment Officer and Executive Vice President of the Investment Manager and has held those positions since 2005. Previously, he was Director of Research from 1999 to 2004 and Senior Investment Analyst from 1994 to 1999 of the predecessor firm of the Investment Manager.

Additional information regarding other accounts managed by the portfolio managers, their compensation and ownership of Fund shares is available in the SAI.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to the Fund’s Subadvisors.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement between the Trust and the Investment Manager with respect to the Fund and the Subadvisory Agreements between the Investment Manager and the Subadvisors is available in the Fund’s Semi-Annual Report for the period ended June 30, 2005.

MANAGERSCHOICE®

ManagersChoice® is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments primarily in various Funds in The Managers Family of Funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersinvest.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

OTHER SECURITIES AND INVESTMENT PRACTICES

The following is a description of some of the other securities and investment practices of the Fund.

Derivatives. The Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial contracts whose value depends on, or is derived from, the value of an underlying security, index or currency. The Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Fund is not obligated to hedge and there is no guarantee that the Fund will hedge any of its positions. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Exchange-Traded Funds. The Fund may invest in shares of exchange-traded funds (ETFs), which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risks of the investments held by the ETF.

Foreign Securities. The Fund may also purchase foreign securities. To the extent of any such investments, the Fund will be subject to the risks of foreign investing. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Initial Public Offerings. The Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Restricted and Illiquid Securities. The Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

When–Issued Securities. The Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the past fiscal periods. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended December 31,

MANAGERS SPECIAL EQUITY FUND	Managers Class
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$90.42	$78.48	$55.08	$70.59	$76.82

Income from Investment Operations:
Net investment loss	(0.54)[5]	(0.56)	(0.43)	(0.34)	(0.18)
Net realized and unrealized gain (loss) on investments	4.18	12.50	23.83	(15.17)	(6.05)

Total from investment operations	3.64	11.94	23.40	(15.51)	(6.23)

Less Distributions to Shareholders from:
Net realized gain on investments	(7.28)	—	—	—	—

Net Asset Value, End of Year	$86.78	$90.42	$78.48	$55.08	$70.59

Total Return[1]	4.00%	15.18%	42.50%	(21.98)%	(8.07)%

Ratio of net expenses to average net assets[1]	1.40%	1.40%	1.43%	1.31%	1.29%
Ratio of total expenses to average net assets[1]	1.45%[4]	1.45%[4]	1.46%[4]	1.32%	1.30%
Ratio of net investment loss to average net assets	(0.60)%	(0.69)%	(0.72)%	(0.56)%	(0.27)%
Portfolio turnover	80%	68%	64%	67%	62%
Net assets at end of year (000’s omitted)	$2,834,314	$3,415,003	$3,279,318	$2,020,821	$2,295,234

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each fiscal period

MANAGERS SPECIAL EQUITY FUND	Institutional Class
	For the year ended December 31, 2005	For the period ended December 31, 2004*
Net Asset Value, Beginning of Period	$90.56	$78.91

Income from Investment Operations:
Net investment loss	(0.33)[5]	(0.21)
Net realized and unrealized gain on investments	4.14	11.86

Total from investment operations	3.81	11.65

Less Distributions to Shareholders from:
Net realized gain on investments	(7.28)	—
Net Asset Value, End of Period	$87.09	$90.56

Total Return[1]	4.21%	14.75	% [2]

Ratio of net expenses to average net assets[1]	1.20%	1.20	% [3]
Ratio of total expenses to average net assets [1]	1.25%[4]	1.26	% [3,4]
Ratio of net investment loss average net assets	(0.56)%	(0.49)%[3]
Portfolio turnover	80%	68	% [2]
Net assets at end of period (000’s omitted)	$510,541	$274,010

The following notes should be read in conjunction with the Financial Highlights of each share class of the Fund.

*	Commencement of operations was May 3, 2004.
[1]	Total return and net investment income for the Funds would have been lower had certain expenses not been offset.
[2]	Not annualized.
[3]	Annualized.
[4]	Excludes the impact of expense (reimbursement)/recoupment and expense offsets such as brokerage credits, but includes non-reimbursable expenses such as interest and taxes.
[5]	Per share numbers have been calculated using average shares.

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Fund and you pay no charges to transfer within the Managers Family of Funds or even to redeem out of the Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, the Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Share Classes of the Fund

You may invest in the Fund by purchasing shares of either the Managers Class shares or the Institutional Class shares. Each class of shares is subject to a different minimum initial investment requirement, as described in greater detail below. In addition, each class of shares may be subject to different distribution and shareholder servicing arrangements, which may result in differences in the expenses borne indirectly by the shareholders of each class and the returns realized by such shareholders. The Managers Class shares may be purchased directly from the Fund through its distributor or through financial intermediaries that have entered into arrangements with the Trust or the Investment Manager to provide shareholder services to investors, the cost of which may be borne in whole or in part by the Trust and allocated as an expense to all shareholders of the Managers Class shares. In general, the Managers Class shares are subject to a minimum initial investment of $2,000. The Institutional Class shares are designed for institutional investors and may be purchased directly from the Fund through its distributor, subject to a $2,500,000 minimum investment requirement, or through financial intermediaries that otherwise satisfy the minimum investment requirement. Investors purchasing Institutional Class shares through a financial intermediary must also satisfy any minimum investment requirements imposed by such intermediary and are responsible for all costs associated with the services provided by such intermediary. As a result of these differences in the distribution and servicing arrangements and the minimum account requirements applicable to each class, the Managers Class shares can be expected to bear higher expenses than the Institutional Class shares and to experience lower returns. In all other material respects, the shares of each class are the same, representing a proportional interest in the same portfolio of securities of the Fund.

Fair Value Policy

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund will use the fair value of a portfolio investment to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed, (2) trading in a portfolio investment is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and the time as of which the Fund calculates its NAV, (4) an investment’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Fund invests in small cap securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly-traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures.

Minimum Investments in the Fund

Cash investments in the Fund must be in U.S. dollars. Third-party or “starter” checks will not be accepted for the initial investment in the Fund or any additional investments.

The following table provides the minimum initial and additional investments in the Fund directly or through ManagersChoice®:

	Initial Investment	Additional Investment
Managers Funds
Regular Accounts—Managers Class	$2,000	$100
Regular Accounts—Institutional Class	$2,500,000	$1,000
IRA Accounts	$1,000	$100

ManagersChoice®
Regular Accounts	$50,000	$500
IRA Accounts	$50,000	$500

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; and current or retired officers, directors and employees of AMG and certain participating affiliated companies of AMG, the immediate family members of any such officer, director or employee (including parents, grandparents, spouse, children, grandchildren, siblings, father/mother-in-law, sister/brother-in-law, daughter/son-in-law, nieces, nephews and domestic partners), and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or MDI may, in their discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the Fund on an ongoing basis and will increase the cost of your investment.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund once you have established an account with the Trust, of which the Fund is a series. You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

Through your Investment Advisor	Initial Purchase Contact your investment advisor or other investment professional.	Additional Purchases Send any additional monies to your investment professional at the address appearing on your account statement.

All Shareholders: By Mail	Complete the account application. Mail the application and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769	Write a letter of instruction and a check payable to Managers to: Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769 Include your account # and Fund name on your check

By Telephone	Not Available	If your account has already been established, call the Transfer Agent at (800) 548-4539.

By Internet	Not Available	If your account has already been established, see our website at www.managersinvest.com.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For Bank Wires: Instruct your bank to wire the money to PNC Bank, N.A., Philadelphia, Pennsylvania; ABA #031000053; FFC To: 8614972935 Managers, Attn: Control Department; FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service. Please call (800) 548-4539 if you have questions.

Please indicate which class of shares you are buying – Institutional or Managers Class – when you place your order.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund’s Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Instructions
Through your Investment Advisor	Contact your investment advisor or other investment professional.

All Shareholders:	Write a letter of instruction containing:

By Mail	• the name of the Fund

• dollar amount or number of shares to be sold

• your name

• your account number

• signatures of all account owners

Mail letter to:

Managers c/o PFPC, Inc. PO Box 9769 Providence, RI 02940-9769

By Telephone	If you elected telephone redemption privileges on your account application, call us at (800) 548-4539.

By Internet	See our website at www.managersinvest.com

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $50,000 and over for Managers Class shares ($2,500,00 for Institutional Class shares) require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Telephone redemptions are available only for redemptions which are below $50,000 ($2,500,000 for Institutional Class shares).

FOR MANAGERSCHOICE® PROGRAM ONLY

How to Purchase Shares

Instructions
By Mail

To open your account, complete and sign the account application and make your check payable to Managers. Mail the check and account application to:

Managers

c/o PFPC, Inc.

PO Box 61204

King of Prussia, PA 19406-0851

To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Portfolio name on your check.

By Telephone	After establishing this option on your account, call a client service representative at (800) 358-7668.

By Wire	Call the Fund at (800) 358-7668. Please be aware that your bank may charge you a fee for this service.

By Internet	Not available.

How to Sell Shares

Instructions
By Mail	Write a letter of instruction containing:

• the name of the Portfolio(s)

• dollar amount or number of shares to be redeemed

• your name

• your account number(s)

• signature of all account owners

and mail the written instructions to Managers, c/o PFPC, Inc., PO Box 61204 King of Prussia, PA 19406-0851

By Telephone	After establishing this option on your account, call a client service representative at (800) 358-7668. Telephone Redemptions are available only for redemptions which are below $50,000 per Fund or $100,000 per Portfolio.

By Internet	Not available.

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gains distributions to be reinvested in additional shares of the Fund or another fund in the Managers Family of Funds. You can elect to receive cash.

Automatic Investments allow you to make automatic deductions from a designated bank account.

Automatic Redemptions allow you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 548-4539 for more information and an IRA kit.

The Fund has an Exchange Privilege which allows you to exchange your shares of the Fund for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. The value of shares you are exchanging must meet the minimum purchase requirement of the class of shares of the fund you are exchanging them for. There is no fee associated with the Exchange Privilege. There may, however, be tax consequences resulting from these exchanges. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange you do so on the same terms and conditions as any new investment in that fund. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time. Note: Individual Fund exchanges are not permitted in the ManagersChoice® Program. Please consult your investment advisor for more details.

Systematic Purchase Plan Allows you to make automatic monthly deposits of $500 or more per ManagersChoice® account directly from a designated bank account.

ManagersChoice® Statement Fee An annual fee of $35 will be deducted from any ManagersChoice® account that is less than $250,000. Such fee may be waived or modified at the sole discretion of Managers.

Systematic Withdrawal Plan Allows you to make automatic monthly deductions of $500 or more from any ManagersChoice account into a designated bank account.

To reduce the volume of mail you receive and minimize the cost to the Fund, only one copy of financial statements, prospectuses, and other regulatory material will be mailed to your household. You can call us at (800) 548-4539, or write to us at the address listed above, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials to your home.

OPERATING POLICIES

The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Trust is a “Massachusetts business trust.” The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, establish one or more additional classes of shares of the Fund with different preferences, privileges, and expenses.

The Fund reserves the right to:

•	redeem an account if the value of the account falls below $500 for Managers Class shares ($500,000 for Institutional Class shares) due to redemptions upon 60 days’ prior notice and the opportunity to reestablish the account balance;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the Exchange Privilege upon 60 days’ advance notice to shareholders or impose fees in connection with exchanges or redemptions.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. As described above, the Fund has adopted fair value procedures to minimize these risks. The Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, the Fund may be a target for investors who seek to capitalize on price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Fund’s transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies are not deemed accepted by the Fund and may be rejected by the Fund on the next business day following receipt by the financial intermediary.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund, there can be no assurances that these efforts will be successful. For example, although the Fund seeks to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness or ability of such intermediaries to monitor for these activities.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account whether taken in cash or as additional shares.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for the Fund are normally declared and paid annually. Capital gain distributions, if any, are normally declared and paid annually in December. We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

CERTAIN FEDERAL INCOME TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local and foreign tax consequences to you of your investment in the Fund based upon your particular circumstances.

Distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owns or is considered to have owned for one year or less will be taxable as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.

The Fund’s investment in certain debt instruments and the Fund’s use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would be decreased. If and when the Fund is eligible to elect to “pass through” to you foreign income taxes that it pays and so elects, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. In addition, the Fund’s investment in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax. An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

Federal law requires the Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who:

•	Fail to provide a social security number or taxpayer identification number;

•	Fail to certify that their social security number or taxpayer identification number is correct; or

•	Fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

DESCRIPTION OF INDEX

Russell 2000® Index

Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of December 31, 2005, the average market capitalization was approximately $1.1 billion; the median market capitalization was approximately $594 million. The largest company in the index had an approximate market capitalization of $4.39 billion. As of December 31, 2005, the range of market capitalizations for the Russell 2000 Index was $2.6 million to $4.4 billion.

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ADDITIONAL INFORMATION

Additional information about the Fund and its investments is available in the Fund’s SAI and Annual and Semi-Annual Reports, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	1-800-548-4539

By Mail:	Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854

On the Internet:	Electronic copies are available on our website at www.managersinvest.com

In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. Information about the Fund including the Fund’s current SAI and Annual and Semi-Annual Reports is on file with the SEC. The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus. Reports and other information about the Fund are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by e-mail request to: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 (202-551-8090). Information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 551-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-3752